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                                                                   EXHIBIT 10.28

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                               THIRD AMENDMENT TO
                                 LEASE AGREEMENT

                             Dated as of May 7, 1997

                                     between

                            WILMINGTON TRUST COMPANY,
                       not in its individual capacity but
                            solely as Owner Trustee,
                                     Lessor

                                       and

                     EVERGREEN INTERNATIONAL AIRLINES, INC.,
                                     Lessee

                       One Boeing Model 747-273C Aircraft
                                       and
                         Three Douglas DC-9-33F Aircraft

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          Counterpart No.      of       serially numbered, manually executed
                         -----    -----
          counterparts. To the extent, if any, that this Lease Amendment constitutes chattel paper under the UCC, no security interest in this Lease Amendment may be created through the transfer and possession of any counterpart other than Counterpart No. 1.

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     THIRD AMENDMENT TO LEASE AGREEMENT, dated as of May 7, 1997 (the
"Amendment"), between WILMINGTON TRUST COMPANY, a Delaware banking corporation, not in its individual capacity, except as expressly set forth herein, but solely as Owner Trustee under the Trust Agreement (the "Lessor"), and EVERGREEN INTERNATIONAL AIRLINES, an Oregon corporation (the "Lessee").

     WHEREAS, the parties hereto entered into the Lease Agreement, dated as of February 25, 1986, as amended by the Amended and Restated Lease Amendment dated as of August 31, 1987, and by the Second Amended and Restated Lease Amendment dated as of September 29, 1995, counterparts of which, along with each of the Lease Supplements thereto, have been recorded by the FAA and assigned conveyance numbers as set forth in Annex A hereto (as amended, the "Lease," terms defined therein are used herein as therein defined); and

     WHEREAS, in connection with a re-financing by the Lessor of its interest in the Aircraft and the Lease, the parties hereto wish to amend the Lease, among other things, to include therein provisions, such as indemnification and Events of Default formerly contained in agreements which, after such re-financing, will no longer be of any further force and effect;

     NOW, THEREFORE, the parties hereto agree as follows:

     1. The Lease is hereby amended as follows:

     (a) Section 1 is amended by deleting the following definitions in their entirety: "Concord/ABN-AMRO Loan Agreement," "Junior Lien," "Loan Participant," "Original Mortgage," and "Participation Agreement."

     (b) Section 1 is amended by amending the definitions of "Mortgage," and "Operative Documents" to read in their entirety as follows:

     "Mortgage" means the First Priority Chattel Mortgage and Security Agreement, dated as of the date hereof, between Lessor and Lender.

     "Operative Documents" means this Lease, the Mortgage, the Trust Agreement, the Guaranty and Subordination Agreement, the Purchase Documents, the Note, the Lease Supplement covering each Aircraft, the Trust Agreement and Mortgage Supplement covering each Aircraft and any other document which may be delivered in connection

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herewith or therewith on or after the date hereof.

     (c) Section 1 is amended to add the following definition to be inserted in the appropriate alphabetical order:

     "Lender" means FINOVA Capital Corporation, a Delaware corporation.

     (d) Section 3(a) is amended by deleting therefrom the words: "continue for a period of forty-eight (48) months; [DISCUSS AUTOMATIC EXTENSION AND PREPAYMENT THEREFOR EQUALING REMAINING BALANCE]" and substituting therefor the following:
"end on March 29, 2007."

     (e) A new Section 4A is added immediately after Section 4 to read as follows:

     "Section 4A. Lessee's Representations, Warranties and Indemnities.

          (a) In General. Lessee represents, warrants and covenants to each of the Mortgagee and the Owner Participant that as of the date hereof:

               (i) Lessee is a corporation duly organized and validly existing in good standing pursuant to the laws of the State of Oregon, is a "citizen of the United States" within the meaning of 49 U.S.C. S 40102(a)(15), is "an air carrier operating under a certificate of convenience and necessity issued by the Civil Aeronautics Board" within the meaning of Section 1110 of the United States Bankruptcy Code, has the corporate power and authority to own or hold under lease its properties wherever located or under and to enter into and perform its obligations under this Lease, each Lease Supplement, the Guaranty and Subordination Agreement, and each Operative Document to which it is a party and is duly qualified to do business as a foreign corporation in good standing wherever necessary to carry on its present business and operations and to own or lease its properties;

               (ii) the execution, delivery and performance by Lessee of this Lease, the Guaranty and Subordination Agreement and each other Operative Document to which it is a party have been duly authorized by all necessary corporate action on the part of Lessee, do not require any stockholder approval, or approval or consent of any trustee or holders of any indebtedness or obligations of Lessee except such as have been duly

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          obtained or will have been duly obtained, and none of such agreements contravenes any law, judgment, governmental rule, regulation or order binding on Lessee or the Articles of Incorporation or By-Laws of Lessee or contravenes the provisions of, or constitutes a default under, or results in the creation of any Lien (other than as permitted under the Lease) upon the property of Lessee under, any indenture, mortgage, contract or other agreement to which Lessee is a party or by which it or its properties may be bound or affected;

               (iii) neither the execution and delivery by Lessee of this Lease, each Lease Supplement, the Guaranty and Subordination Agreement or each other Operative Document to which it is a party nor the performance by Lessee of its obligations hereunder or thereunder requires the consent or approval of, the giving of notice to, or the registration with, or the taking of any other action in respect of, any Federal, state or foreign governmental authority or agency, except as specified in Section 7(a) hereof;

               (iv) this Lease, each Lease Supplement, the Guaranty and Subordination Agreement and each other Operative Document to which it is a party will each constitute legal, valid and binding obligations of Lessee, enforceable against Lessee in accordance with the respective terms thereof;

               (v) there are no pending or threatened actions or proceedings before any court or administrative agency which (A) involve the Leased Property or (B) could reasonably be expected to materially adversely affect the ability of Lessee to perform its obligations under the Operative Documents;

               (vi) the Mortgage covering the Leased Property, creates the security interests in the Mortgaged Property (as such term is defined in the Mortgage) it purports to create, and, except for (A) the registration of the Aircraft pursuant to the Federal Aviation Act in the name of the Owner Trustee, (B) the filing for recording pursuant to the Federal Aviation Act of (1) the Lease with the Lease Supplements covering the Leased Property, the Mortgage and Mortgage Supplements covering the Leased Property attached thereto as exhibits,
          (2) the Mortgage and Mortgage Supplements, and (3) the FAA Bill of Sale for each Aircraft, (C) the filing of financing

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          statements (and continuation statements at periodic intervals) with respect to the security and other interests created by the Operative Documents under the Uniform Commercial Codes of Oregon and Delaware and such other States as may be specified in the opinion furnished pursuant to the Loan Agreement (as defined in the Mortgage), and (D) the taking of possession by the Mortgagee of the "Original" counterparts of the Lease and the Lease Supplements, no further action, including any filing or recording of any document (including any financing statement in respect thereof under Article 9 of the Uniform Commercial Code of any applicable jurisdiction), is necessary in order to establish and perfect the Owner Trustee's title to and the Mortgagee's security interest in the Leased Property as against Lessee and any third parties in any applicable jurisdiction within the United States;

               (vii) there has not occurred any event which constitutes an Event of Default hereunder which is presently continuing;

               (viii) the chief executive office (as such term is used in Article 9 of the Uniform Commercial Code) of the Lessee and the office where the Lessee will keep its corporate records concerning the Leased Property are located at 3850 Three Mile Lane, McMinnville, Oregon 97128;

               (ix) Evergreen International Aviation, Inc., an Oregon corporation ("Evergreen") is the owner of all of the issued and outstanding capital stock of the Lessee and and Mr. Smith and his immediate family are the indirect beneficial owners of all of the issued and outstanding capital stock of Evergreen; and

               (x) the Owner Trustee, as Lessor under the Lease, and the Mortgagee, as assignee of the Owner Trustee are each entitled to the protection of Section 1110 of Title 11 of the United States Code with respect to each of the Aircraft.

          (b) General Tax Indemnity.

               (i) Except as provided in Section 4A(b)(ii) hereof, Lessee shall

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          pay, and on written demand shall indemnify and hold harmless the Owner
          Participant, the Mortgagee, the Owner Trustee, in its individual capacity and as trustee under the Trust Agreement, the Trust Estate, the Mortgaged Property (as defined in the Mortgage) and each holder of the Note (each thereof, with its respective affiliates, successors and permitted assigns, being referred to as an "Indemnitee), from and against, any and all Taxes (as herein defined) imposed against any Indemnitee, Lessee, the Leased Property or any part thereof or interest therein, by any Federal, state or local government or taxing authority in the United States or by any taxing authority or governmental subdivision of a foreign country in connection with or relating to (A) the construction, financing, refinancing, purchase, acquisition, acceptance, rejection, delivery, nondelivery, transport, ownership, registration, reregistration, assembly, possession, repossession, operation, location, use, condition, maintenance, repair, sale, return, abandonment, preparation, installation, storage, redelivery, manufacture, leasing, subleasing, modification, rebuilding, importation, transfer of title, transfer of registration, exportation or other application or disposition of, or the imposition of any Lien for the incurrence of any liability to refund or pay over any amount as the result of any Lien on, the Leased Property or any part thereof or interest therein, (B) any amount paid or payable pursuant to any operative Document, (C) any or all of the Operative Documents, or the issuance of the Note, or the refinancing thereof and any other documents contemplated hereby or thereby and amendments and supplements hereto and thereto, (D) the payment of the principal of or interest on, or other amounts payable with respect to, the Note, or
          (E) otherwise with respect to or in connection with the transactions contemplated by the Operative Documents. The term "Taxes" shall mean any and all fees (including, without limitation, license and registration fees), taxes (including, without limitation, income, gross receipts, sales, use, turnover, value added, property (tangible and intangible), excise and stamp taxes), levies, imposts, duties, charges, assessments or withholdings of any nature whatsoever, together with any and all penalties, fines, additions to tax and interest thereon.

               (ii) The provisions of Section 4A(b)(i) shall not apply to Taxes on, based on, or measured by, the net income of any Indemnitee imposed by (A) the United States of America or by any state or local government or taxing

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          authority in the United States in which such state or locality the
          Indemnitee has its principal place of business, (B) any state or local government or taxing authority in any state of the United States in which the Indemnitee is subject to tax as a result of business or transactions unrelated to the transactions contemplated by this Agreement but only to the extent that the amount of such Taxes does not exceed the amount of such Taxes that would have been imposed if any Aircraft has not been operated in such state or locality other than a state or locality in which such Indemnitee has its principal place of business or the state in which the trust created pursuant to the Trust Agreement has its situs, and (C) in the case of the Owner Participant, the Owner Trustee and the Trust Estate, the state, or any taxing authority in the state, in which the trust created pursuant to the Trust Agreement has its situs; and further excluding any Taxes on, based on, or measured by, any fees or compensation received by the Owner Trustee in its individual capacity for services rendered in connection with the transactions contemplated hereby; and further excluding any Taxes imposed on or for the account of the Mortgagee or any other holder of the Note by the United States of America or any jurisdiction in which the Mortgagee or any other holder of the Note is subject to tax as a result of business or transactions unrelated to the transactions contemplated by this Lease on, based on, or measured by, its gross or net receipts or its gross or net income, or any doing business or similar taxes, any transfer taxes, or any withholding taxes, in each case related to the payment of any principal of or interest on the Note to any such holder; provided that notwithstanding the foregoing, there shall not be excluded any Taxes imposed by any jurisdiction on, based on, or measured by, net income resulting directly or indirectly (whether by inclusion of an item in gross income, disallowance of a credit against tax, disallowance of a deduction for depreciation or otherwise) from Lessee's receipt or right to receive any refund or credit pursuant to the 747 Purchase Agreement, DC-9 Purchase Agreement or from any payment by the 747 Seller or the DC-9 Seller in satisfaction of a claim against the manufacturer with respect to the Leased Property under any warranty or indemnity provision of the 747 Purchase Agreement or the DC-9 Purchase Agreement, as the case may be, except to the extent that Lessee is required to indemnify therefor hereunder, unless, and only to the extent that, any such Taxes are being contested by Lessee in good faith, pursuant to the provisions of the following paragraph (and for the payment of which adequate reserves have been provided) by appropriate proceedings so long as such proceedings do not involve any material danger of sale, forfeiture or loss of the Leased Property or any interest therein. Lessee further agrees that, with respect to any payment or indemnity

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          pursuant to this Section 4A(b), such indemnity shall include any amount necessary to hold the Indemnitee harmless on an after-tax basis from all Taxes required to be paid by such Indemnitee with respect to such payment or indemnity under the laws of any Federal, state or-local government or taxing authority in the United States, or under the laws of any taxing authority or governmental subdivision of a foreign country; provided that, if any Indemnitee realizes and recognizes a permanent tax benefit by reason of such payment or indemnity (whether such tax benefit shall be by means of investment tax credit, depreciation deduction or otherwise), such Indemnitee shall pay the Lessee an amount equal to the sum of such tax benefit realized as the result of any payment made pursuant to this proviso, when, as, if and to the extent realized, but only to the extent that such amount does not exceed the aggregate payments by Lessee to such Indemnitee under this Section 4A(b) and not before Lessee shall have made all payments or indemnities to such Indemnitee required pursuant to this Section 4A(b) and any payments then due under the Lease. Each such Indemnitee shall in good faith use reasonable efforts in filing its tax returns and in dealing with taxing authorities to seek and claim any such tax benefit.

               (iii) If written claim is made against any Indemnitee for any Taxes indemnifiable pursuant to this Section 4A(b), such Indemnitee shall promptly notify Lessee. Payments due from Lessee to each Indemnitee, or from any Indemnitee to Lessee, as the case may be, pursuant to this Section 4A(b) shall be promptly made directly to such Indemnitee or Lessee in immediately available funds. If reasonably requested by Lessee in writing, after Lessee shall have delivered to such Indemnitee (i) an opinion of independent counsel reasonably satisfactory to such Indemnitee that there is a meritorious basis for a contest and (ii) a statement confirming the obligation of Lessee to pay an indemnity-hereunder if the claim is adversely decided), such Indemnitee shall upon receipt of indemnity satisfactory to it and at the expense of Lessee (including, without limitation, all costs, expenses, losses, legal and accountants' fees and disbursements, penalties and interest) in good faith contest in the name of such Indemnitee or, if requested by Lessee, contest in the name of the Lessee, if permissible under applicable law (or permit Lessee, if desired by the indemnitee, to contest in the name of Lessee) the validity; applicability or amount of such Taxes by, in such Indemnitee's sole discretion, either (i) resisting payment thereof if practicable, or (ii) not paying the same except under protest, if protest is necessary and proper, or (iii) if payment be made, using reasonable efforts to obtain a refund thereof in appropriate

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          administrative or judicial proceedings. Such indemnitee, at its sole option, may choose to pursue or to forgo any and all administrative appeals, proceedings, hearings and conferences with the relevant taxing authority with respect to such indemnified claim (unless and to the extent that any such appeal, proceeding, hearing or conference shall be required to secure judicial remedies, in which case such Indemnitee shall be required to pursue the same), but will (unless there shall be a settlement or compromise) contest such indemnified claim in a Court of competent jurisdiction selected by such Indemnitee in its sole discretion. Such Indemnitee shall, to the extent permitted by the applicable rules of any such court, afford the Lessee the right to participate, at its expense, in any such contest before any such court. Such Indemnitee shall, also, if and to the extent it pursues any administrative remedies, permit the Lessee to participate in any such administrative proceeding (if permitted by the relevant taxing authority) unless such Indemnitee was subject to taxes, assessments, fees or charges for which it is not indemnified under this Section 4A(b) by such taxing authority for any period under contest (in which event such Indemnitee shall consult in good faith with the Lessee regarding the conduct of such proceeding as it relates to such indemnified claim but in no event shall the Lessee be entitled to participate in, direct or control the conduct of such proceeding). Sole control over the conduct of the contest will reside in such Indemnitee. If any Indemnitee shall obtain a refund of All or any part of such Taxes, paid by Lessee, such Indemnitee shall pay the Lessee the amount of such refunds, provided that such amount shall not be payable before such time as Lessee shall have made all payments or indemnities to such Indemnitee then due under this Lease. If in addition to such refund such Indemnitee shall receive an amount representing interest on the amount of such refund, the Lessee shall be paid that proportion of such interest which is fairly attributable to Taxes paid by Lessee prior to the receipt of such refund. The Lessee shall not be deemed to be in default under any of the above indemnification provisions so long as it or any Indemnitee shall diligently prosecute such contest. Any Indemnitee against whom a claim is made for any Taxes shall be released from its responsibility to contest such claim if it agrees in writing not to seek indemnification from the Lessee in respect of the claim to be contested. In case any report or return is required to be made with respect to any obligation of Lessee under this Section 4A(b) or arising out of this Section 4A(b), Lessee will either make such report or return in such manner as will show the ownership of the Leased Property in the Owner Trustee, and send a copy of such report or return to the Owner Trustee, or will notify the Owner Trustee of such requirement and make

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          such report or return in such manner as shall be satisfactory to the
          Owner Trustee.

          All computations required to be made under this Section 4A(b) shall be made or caused to made reasonably by the Indemnitee in question, and the results of such computations, together with a statement describing in reasonable detail in the manner in which such computations were made, shall be delivered to the Lessee in writing. Within fifteen (15) days following the Lessee's receipt of such computations, the Lessee may request that the accounting firm that regularly prepares such Indemnitee's certified financial statements deermine whether such computations for the Indemnitee are erroneous and such verification shall be at Lessee's expense. If such firm shall determine that such computations are manifestly erroneous, such firm shall determine the appropriate computations. The computations of the Indemnitee (or, if demanded by the Lessee, as provided in the previous sentence, of an accounting firm) shall be final, binding and conclusive upon the Lessee, and the Lessee shall have no right to inspect the books, records, tax returns or other documents of or relating to such Indemnitee to verify such computations or for any other purpose. An Indemnitee shall lose its right to be indemnified under this Section 4A(b) if it shall enter into a settlement or compromise with the applicable authority with respect to, or otherwise concede, any indemnified claim (other than an indemnified claim that such Indemnitee is not required to contest under this
Section 4A(b)) without the prior written consent of the Lessee with respect to such settlement, compromise or concessions

          (c) General Indemnity. Lessee hereby agrees to indemnify each Indemnitee and its successors', assigns, directors, officers, employees, legal representatives, servants and agents against, and agrees to protect, save and keep harmless each thereof from (whether or not the transactions contemplated herein or in any of the other Operative Documents are consummated), any and all liabilities, obligations, losses, damages, penalties, claims, actions, suits, and reasonable out-of-pocket costs, expenses and disbursements (including reasonable legal fees and expenses but excluding internal costs and expenses such as salaries and overhead), of whatsoever kind and nature (collectively called "Expenses") imposed on, incurred by or asserted against any Indemnitee or any successors, permitted assigns, directors, officers, employees, legal representatives, servants or agents thereof, in any way relating to or arising out of (A) the Operative Documents, and the transactions contemplated thereby, the 747 Purchase Agreement, the DC-9 Purchase Agreement or any sublease of the Aircraft or the enforcement of any of the terms of any thereof, (B) the ownership, delivery, nondelivery, lease, sublease, possession, use, operation, condition, sale, return or other disposition of

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the Leased Property including, without limitation, latent or other defects, whether or not discoverable, strict tort liability and any claim for patent, trademark or copyright infringement, or (C) the offer, sale or delivery of the Note (the indemnity in this clause (C) to extend also to any person who controls an Indemnitee, its successors, permitted assigns, employees, servants and agents within the meaning of Section 15 of the Securities Act of 1933, as amended); provided that the foregoing indemnity shall not extend, as to such Indemnitee, to any Expense resulting from or arising out of or which would not have occurred but for one or more of the following: (A) any representation or warranty by such Indemnitee in the operative Documents being incorrect in any material respect; or (B) the failure by such Indemnitee to perform or observe any agreement, covenant or condition in any of the operative Documents including, without limitation, the creation or existence of a Lessor Lien; or (C) the gross negligence or willful misconduct of such Indemnitee or its respective successors, permitted assigns, directors, officers, servants, agents or employees; or (D) a disposition (voluntary or involuntary) by the Owner Trustee of all or any part of its interest in the Leased Property, or any part thereof (other than as contemplated by the Lease or the Mortgage), or by such Indemnitee of all or any part of such Indemnitee's interest in the Leased Property, or any part thereof or in the Operative Documents other than during the continuance of an Event of Default under the Lease; or (E) any Taxes (as defined in Section 4A(b) hereof) whether or not Lessee is required to indemnify for such Taxes pursuant to Section 4A(b) hereof (it being understood that Section 4A(b) provides for Lessee's sole liability with respect to Taxes); or (F) acts or events which occur after the return of possession of the Leased Property, or any part thereof, to the Owner Trustee, as Lessor, or its designee pursuant to the terms of the Lease; or (G) the offer or sale of any interest in the Trust Estate or the Trust Agreement or any similar interest; or (H) in the case of an Indemnitee which is the Owner Participant or the Owner Trustee (in its individual or trust capacity) and the affiliates (as defined in the Guaranty and Subordination Agreement), successors and permitted assigns thereof, a failure on the part of the Owner Trustee to use ordinary care to distribute in accordance with the Trust Agreement any amounts received and distributable by it thereunder, and in the case of an Indemnitee which is the Mortgagee and the affiliates, successors and permitted assigns thereof, a failure on the part of the Mortgagee to apply, remit or distribute in accordance with the Mortgage any amounts received and required to be applied, remitted or distributed by it thereunder; or (I) any loss of tax benefits or increase in tax liability under any tax law whether or not Lessee is required to indemnify therefor pursuant to this Lease (it being understood that Section 4A(b) provides for Lessee's sole liability with respect thereto).

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          Lessee further agrees that any payment or indemnity pursuant to this
Section 4A(c) in respect of any "Expenses" shall be in an amount which, after deduction of all Taxes required to be paid by such recipient with respect to such payment or indemnity under the laws of any Federal, state or local government or taxing authority in the United States or by any taxing authority or governmental subdivision of a foreign country, shall be equal to the excess, if any, of (A) the amount of such Expense over (B) the net reduction in Taxes required to be paid by such recipient resulting from the accrual or payment of such Expense.

          Nothing in this Section 4A(c) shall be construed as a guaranty by Lessee of payments due pursuant to the Note or of the residual value of the Aircraft.

          (f) Section 5(a) is amended by adding immediately after the words:
"four 747 Engines," the following: "; provided, however, that all such engines shall be Model JT9D-7J Engines," and by deleting therefrom the word: "JT9D-7F,' and substituting therefor the following: "JT9D-7J."

          (g) Section 6 is amended by deleting from clause (i) thereof the words: "Participants under the Mortgage and the Participation Agreement," and substituting therefor the following: "Lender under the Mortgage and the Lender and Participants under Section 4(A) hereof," and by deleting clause (vi) thereof in its entirety and replaced with the words "[Intentionally Left Blank]", and every reference in the Lease to "Loan Participant" is deleted and replaced by the following: "Lender.".

          (h) Section 7(a) is amended by adding at the end thereof the following: "Lessee shall maintain the Aircraft and refurbish the Engines with m.s.n. 689542 and 685607 in accordance with the schedule set forth on Schedule I hereto which schedule shall include, among other things, "D" Checks, Section 41 termination and pylon modifications on the 747 Aircraft; and hushkitting and "D" Check on each of the DC-9 Aircraft".

          (j) Section 7 (c) is amended to by deleting therefrom the words "TCW SPECIAL CREDITS, as AGENT, MORTGAGEE," and substituting therefor the following:
"FINOVA CAPITAL CORPORATION, MORTGAGEE."

          (k) Section 8(c) is amended by adding at the end thereof the following: "Notwithstanding anything herein, Lessee shall have no right to cannibalize or part-out

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any Aircraft."

          (1) Section 9 is amended to read in its entirety as follows:

          "Section 9. [Intentionally Left Blank]

          (m) [Reserved]

          (n) Section 14 is amended to read in its entirety as follows:

          "SECTION 14. Events of Default. Each of the following events shall constitute an Event of Default:

          (a) Lessee shall fail to pay in full any Basic Rent or Supplemental Rent within five business days of the date due;

          (b) Lessee shall fail to carry and maintain insurance or governmental indemnification in lieu of insurance with respect to the Aircraft in accordance with the provisions of Section 11, or Lessee shall operate the Aircraft at a time when, or at a place in which, any of the insurance or governmental indemnity in lieu thereof required by Section 11 shall not be in effect or Lessee does any act or fails to do any act which entitles an insurer to avoid or be excused or released from any insurance required to be maintained under this Lease; or if notice of cancellation is given in respect of any such insurance at times other than as permitted in any certificate of such insurance;

          (c) Lessee shall attempt to cannibalize or part-out any Aircraft or shall fail to commence the maintenance of the Aircraft and refurbishment of the Engines in accordance with Schedule I hereto, or, upon 30 days written notice to Lessor and Lender, within 60 days of such scheduled date, or such later date to which Lender may agree in its sole discretion;

          (d) Lessee or Evergreen shall fail to perform or observe any other covenant, warranty, condition or agreement to be performed or observed by it under any Operative Document to which it is a party and such failure shall continue unremedied for a period of 30 days after notice from Lessor, unless Lessee or Evergreen, as the case may be, shall be diligently proceeding to correct such failure and such correction shall be

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completed within an additional 45 day period;

          (e) any representation or warranty made by Lessee or Evergreen in any Operative Document or in any document or certificate furnished by Lessee or Evergreen in connection with the Operative Documents shall have been incorrect in any material respect at the time made and shall not have been cured within 30 days after receipt by Lessee or Evergreen, as the case may be, of written notice from Lessor;

          (f) Lessee or Evergreen shall default in any covenant or agreement relating to any obligation of Lessee or Evergreen for borrowed money in the aggregate in excess of $1,000,000.00, and such failure or default shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such obligation and the maturity of such obligation has been accelerated by the holders of such obligation or Lessee shall be in default of any lease obligation involving an amount in excess of $1,000,000.00, and such default shall continue after the applicable grace period, if any, specified in the lease with respect thereto and the Lessor shall have terminated its lease or required the payment of any termination, stipulated loss, liquidated damages or similar amount; or

          (g) Lessee or Evergreen shall (a) apply for or consent to the appointment of a custodian, receiver, trustee, liquidator or similar officer for it or for all or any substantial part of its property, (b) make a general assignment for the benefit of its creditors, (c) admit in writing its inability to pay its debts generally as they become due, (d) generally not pay its debts as they become due, (e) file a voluntary petition in bankruptcy, a voluntary petition or an answer seeking reorganization in a proceeding under any bankruptcy law or an answer admitting the material allegations of a petition filed against Lessee or Evergreen in any such proceeding, (f) by voluntary petition, application or answer, consent or otherwise institute any proceeding or seek relief under the provisions of any law relating to bankruptcy, insolvency, reorganization, arrangement, readjustment of debts, dissolution, liquidation or the like in respect of the reorganization or winding-up of corporations, or providing for an agreement, composition, extension or adjustment with its creditors, or (g) take corporate action for the purpose of any of the foregoing;

          (h) an order, judgment or decree shall be entered by any Governmental Body of competent jurisdiction appointing, without the application or consent of Lessee or Evergreen, a custodian, receiver, trustee, liquidator, sequestrator or similar officer for

Lessee or Evergreen or for all or any substantial part of its property, or any substantial part of the property of Lessee or Evergreen shall be sequestered, and any such order, judgment or decree of appointment or sequestration shall remain in force undismissed, undischarged, unstayed and unvacated for a period of 60 days after its date of entry;

          (i) any event occurs or proceeding is taken with respect to Lessee or Evergreen in any jurisdiction to which it is subject which has an effect equivalent or similar to any of the events referred to in Subsections (g) or
(h); or

          (j) Lessee shall voluntarily suspend all or substantially all of its commercial air carrier operations, or the franchises, concessions, permits, rights or privileges required for the conduct of the commercial air carrier business of Lessee shall be revoked, canceled or otherwise terminated or the free and continued use and exercise thereof curtailed or prevented, and as a result the principal business activity of Lessee shall cease to be that of a commercial air carrier."

          (o) Section 15 is amended by deleting therefrom the words: "Section 7(e) or (f) or the Restructure Agreement," and substituting therefor the following: "Section 14(f), (g) or (h) hereof."

          (p) Section 17(iii) is amended by deleting therefrom the words: "Loan Participant, care of Oaktree Capital Management L.L.C., 550 South Hope Street, 22nd Floor, Los Angeles, California 90071, telecopier no. (213) 694-1599, attention: Kenneth Liang, Esq., Senior Vice President," and substituting therefor the following: "Lender, care of FINOVA Capital Corporation, 1850 North Central Avenue, Phoenix, Arizona 85004; telecopier no. (602) 262-1551, attention: Pamela Hart."

          (q) Section 16 is amended by adding at the end thereof the following clauses (d) through (g):

          (d) Except as contemplated by the Chase Refinancing, Lessee shall not consolidate with or merge into any other corporation or convey, transfer or lease substantially all of its assets as an entirety to any Person (which term, for the purposes of this Section 16(d), means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof) unless:

          (i) the corporation formed by such consolidation or into which Lessee is merged or the Person which acquires by conveyance, transfer or lease substantially all of the assets of Lessee as an entirety shall execute and deliver to each Mortgagee and Owner Trustee an agreement containing an assumption by such successor corporation or Person of the due and punctual performance and observance of each covenant and condition of this Lease, the Guaranty and Subordination Agreement and each Operative Document to which the Lessee is a party to be performed or observed by Lessee;

          (ii) immediately after giving effect to such transaction, no Default or Event of Default under the Lease or the Mortgage shall have occurred and be continuing; and

          (iii) shall have delivered to Mortgagee and Lessor a certificate signed by the President or any Vice President and by the Secretary or an Assistant Secretary of Lessee, each stating that such consolidation, merger, conveyance, transfer or lease and the assumption agreement mentioned in clause
(i) above comply with this Section 16(d) and that all conditions precedent herein provided for relating to such transaction have been complied with.

          Upon any consolidation or merger, or any conveyance, transfer or lease of substantially all of the assets of Lessee as an entirety in accordance with this Section 8(n), the successor corporation or Person formed by such consolidation or into which Lessee is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, Lessee under this Lease with the same effect as if such successor corporation or Person had been named as Lessee herein. No such conveyance, transfer or lease of substantially all of the assets of Lessee as an entirety shall have the effect of releasing Lessee or any successor corporation or Person which shall theretofore have become such in the manner prescribed in this Section 16(d) from its liability hereunder.

          (e) The Lessee, at its expense, shall take, or cause to be taken, such action with respect to the recording, filing, re-recording and re-filing of the Lease, each Lease Supplement, the Trust Agreement, the Mortgage and any financing statements or other instruments as are necessary to maintain, so long as the Mortgage or the Lease is in effect, the perfection of the security interests created by the Mortgage and any security interest that are claimed to have been created by the Lease and the ownership interest of the Owner Trustee in the Leased Property or will furnish to the Owner Trustee and the

Mortgagee timely notice of the necessity of such action, together with such instruments, in execution form, and such other information as may be required to enable them to take such action.

          (f) Lessee will cause to be done, executed, acknowledged and delivered all and every such further acts, conveyances and assurances as the Owner Trustee, the Mortgagee or such Owner Participant shall reasonably require for accomplishing the purposes of this Lease and the other Operative Documents; provided that any instrument or other document so executed by Lessee will not expand any obligations or limit any rights of Lessee in respect of the transactions contemplated by any Operative Documents. Lessee, forthwith upon delivery of the Leased Property under the Lease, shall use its best efforts to cause each Aircraft to be duly registered, and at all times thereafter to remain duly registered, in the name of the Owner Trustee, under the Federal Aviation Act, except as otherwise required or permitted hereunder, or shall furnish to the Owner Trustee such information as may be required to enable the Owner Trustee to make application for such registration, and shall promptly furnish to the Owner Trustee such information as may be required to enable the Owner Trustee timely to file any reports required to be filed by it as the lessor under the Lease or as the owner of such Aircraft with any governmental authority.

          (g) Lessee will cause this Lease, all Lease Supplements, the Mortgage, all supplements to the Mortgage and any amendments thereto to be promptly filed and recorded, or filed for recording, to the extent permitted under the Federal Aviation Act, or required under any other applicable law.

          (r) Section 19 is amended by amending the heading thereof to read in its entirety as follows: "Renewal Option", and by amending paragraph (a) thereof to read in its entirety as follows: "(a) [Intentionally Left Blank]"

          (s) Section 20 is amended by inserting after each occurrence of the words: "Leased Property" the following: "(other than Airframes)", and by deleting therefrom each occurrence of the following words: "Airframe or".

          (r) Section 22 is amended by deleting the first paragraph thereof and the first two sentences of the second paragraph thereof and substituting therefor the following:

          "In order to secure the indebtedness evidenced by the Note, Lessor pursuant to the Mortgage has granted to the Lender a security interest in all of its right, title and interest hereunder (except as therein specified). Lessee acknowledges receipt of a copy of the Mortgage and consents to all the terms thereof."

          (s) Exhibit B is amended to read in its entirety in accordance with Exhibit B attached hereto.

          (t) A new Schedule I, in the form of Schedule I attached hereto, is added to the Lease.

          (u) The third sentence of Section 25 is hereby amended to delete the phrase: "provided that during the Term", and replacing it with the phrase:
"provided that prior to April 29, 2005."

          (v) Section 26 is hereby amended to add the following subsections (i) and (j):

          "(i) Lessor and Lessee agree that, for all purposes of applicable law, this Lease constitutes an agreement of lease, and nothing contained herein shall be construed as conveying to Lessee any right, title or interest in the Aircraft except as a lessee only. Lessee and Lessor further agree that this Lease is a lease for U.S. Federal income tax purposes.

          (j) Lessor and Lessee acknowledge and agree that Lender and the Participants (and their respective successors and assigns) shall be third party beneficiaries of this Agreement."

          2. Except to the extent amended herein, the parties hereto hereby ratify and confirm the Lease and all of the terms thereof. All references to the Lease in said Lease and the other Operative Documents shall refer to the Lease as amended hereby.

          3. This Amendment may be executed in several counterparts, each of which shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.

          IN WITNESS WHEREOF, the parties have caused this Third Amendment Lease Agreement to be executed as of the date first written above.

                                       WILMINGTON TRUST COMPANY,
                                       not in its individual capacity, but
                                       solely as Owner Trustee


                                       By: /s/ David A. Vanaskey, JR.
                                           -------------------------------------
                                       Name:  DAVID A. VANASKEY, JR.
                                       Title: Senior Financial Services Officer


                                       EVERGREEN INTERNATIONAL AIRLINES, INC.


                                       By: /s/ Carolyn S. Fox
                                          --------------------------------------
                                       Name: Carolyn S. Fox
                                            ------------------------------------
                                       Title: Treasurer
                                             -----------------------------------

                                                                         Annex I

                              Description of Lease

          Lease Agreement dated as of February 25, 1986 between Wilmington Trust Company, as owner trustee under Trust Agreement dated as of February 25, 1986, as lessor, and Evergreen International Airlines, Inc., as lessee, which was recorded by the Federal Aviation Administration on April 4, 1986 and assigned Conveyance No. E87496, as supplemented, amended and amended and restated by the following described instruments:

                          Date of          FAA             FAA
Instrument              Instrument   Recording Date   Conveyance No.
--------------------    ----------   --------------   --------------

Lease Supplement
No. 1                    03/18/86       04/04/86          E87496

Amendment Number          as of
One                      07/31/87       08/06/87          B75125

Amended and Re
stated Lease
Agreement between
Wilmington Trust
Company, as owner
trustee under
Trust Agreement
dated as of
February 25, 1986,
as amended and
restated, as lessor,
and Evergreen Inter
national Airlines,        as of
Inc., as lessee          08/31/87       10/15/87          L54296

Lease Supplement
No. 2                    08/31/87       10/15/87          L54296

Lease Supplement
No. 3                    08/31/87       10/15/87          L54296

Amendment Number          as of
One                      08/31/88       01/18/89          S81666

Lease Supplement
No. 4                    01/12/89       01/18/89          S81669

                                                                         Annex I

                          Date of         FAA              FAA
Instrument              Instrument   Recording Date   conveyance No.
--------------------    ----------   --------------   --------------

Lease Supplement
No. 5                    01/19/89       01/20/89          P89172

Lease Supplement
No. 6                    02/03/89       02/06/89          Y31971

Amendment Number          as of
Two                      02/20/90       03/02/90          M22456

Lease Supplement
No. 7                    04/27/90       05/14/90          V80359

Amendment Number          as of
Three                    11/09/90       11/26/90          I46618

Lease Supplement
No. 8                    08/13/93       08/24/93        ZZ003954

Lease Supplement
No. 9                    12/31/93       03/03/94         JJ10762

Lease Supplement
No. 10                   03/08/95       06/02/95          E19709

Second Amended and
Restated Lease
Agreement between
Wilmington Trust
Company, as owner
trustee under Trust
Agreement dated as
of February 25, 1986,
as amended and
restated, as lessor,
and Evergreen Inter-
national Airlines,        as of
Inc., as lessee          09/29/95       11/21/95          I55209

Lease Supplement
No. 11                   10/22/96       02/06/97        UU017422

9EVER.183

                                   EXHIBIT B

                               Basic Rent Schedule

A.   747 Leased Property

     Basic Rent shall be paid on the 29th day of each month of the Term, each in the following amount:

     (i) $375,000.00 each month for 17 month, commencing on May 29, 1997, and ending on September 29, 1998;

     (ii) $400,000.00 each month for next ten months, commencing on October 29, 1998, and ending on July 29, 1999;

     (iii) $483,518.32 each for the next 68 months, commencing on August 29, 1999, and ending on March 29, 2005; and

     (iv) $4,301,766.00, on April 29, 1997.

B.   DC-9 Leased Property

     Basic Rent for each DC-9 Leased Property shall be an amount to be determined from time to time by Lessee and Lessor.

     Notwithstanding the above, if the Lessor elects, pursuant to the second paragraph of the Repayment Schedule attached to the Loan Agreement, to pay the amount of $225,000.00 of principal and interest per month after the occurrence of an Event of Default thereunder, the Basic Rent for each DC-9 Aircraft shall immediately thereupon be $75,000.00 per month, payable on the 29th day of each month thereafter (the "DC-9 Basic Rent"), and Lessee shall be entitled to the quiet enjoyment of the DC-9 Aircraft pursuant to the provisions of Section 25 hereof so long as it continues to pay the DC-9 Basic Rent and no other Event of Default hereunder occurs thereafter; provided, however, that, if an Event of Default hereunder had previously occurred, the payment of the DC-9 Basic Rent shall not be deemed to cure any such Event of Default and Lessor shall be entitled to exercise all its rights and remedies hereunder relating to the 747 Aircraft, including, without limitation, the repossession of the 747 Aircraft and the payment of any amount specified in Section 15 hereof relating to the 747 Aircraft.

                                       20